Rule 497(e)
                                                          SEC File No. 002-85378
                                                          Rule 482 ad



        [GRAPH] The following information was presented as a bar graph:


                 B U Y   L O W                   B U Y   H I G H

                 Expense Ratio                   7-day Simple Yield
                 Data as of 6/30/00              Data as of 9/26/00

The Flex-funds
Money Market Fund       0.41%                           6.33%

Average Retail
Money Market Fund*      0.76%                           5.91%


* According to iMoneyNet, Inc. (formerly IBC Financial Data)


THE FLEX-FUNDS

M O N E Y   M A R K E T   F U N D

        Ranked among the top 15 non-government retail money market funds for 7-day compound yield (#12 of 262) as of September 26, 2000*


                               Call (800)325-3539


PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. An investment in The Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Investment Advisor waived a portion of its management fee and/or reimbursed expenses in order to reduce the operating expenses of the Fund. Without such waivers, the Fund's rankings may have been lower. To obtain a prospectus containing more complete information about The Flex-funds Money Market Fund, including other fees and expenses that apply to a continued investment in the Fund, you may call The Flex-funds at (800)325-3539 or write P.O. Box 7177, Dublin, OH 43017. Please read the prospectus carefully before investing.


                                                                  THE FLEX-FUNDS